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                        EXCHANGE AGREEMENT


                              Among


                         TELETRAC, INC.,


                     TELETRAC HOLDINGS, INC.


                               and


                  THE STOCKHOLDERS NAMED HEREIN









                    Dated as of July 31, 1997



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                        EXCHANGE AGREEMENT

          EXCHANGE AGREEMENT, dated as of July 31, 1997, among TELETRAC, INC., a Delaware corporation (the "Company"), TELETRAC HOLDINGS, INC., a Delaware corporation ("Holdings"), and the Stockholders of the Company listed on Schedule I hereto (the "Stockholders").

          WHEREAS, the Company, Holdings and the Stockholders desire to effect a restructuring of the equity capitalization of the Company, whereby the Company shall become a wholly owned subsidiary of Holdings and the Stockholders shall exchange all of their issued and outstanding shares of the Company's Class A Common Stock, par value $.01 per share ("Company Class A Common"), and Series A Redeemable Convertible Participating Preferred Stock, par value $.01 per share ("Company Series A Preferred"), for shares of Holdings' Class A Common Stock, par value $.01 per share ("Holdings Class A Common"), and Series A Redeemable Convertible Participating Preferred Stock, par value $.01 per share ("Holdings Series A Preferred"), respectively; and

          WHEREAS, in a single overall plan and transaction, the Stockholders have agreed, subject to the transactions and conditions described herein, to assign and transfer to Holdings all of the capital stock of the Company held by them in exchange for the number of shares of capital stock of Holdings listed on Schedule II hereto; and

          WHEREAS, the Company and the Stockholders have agreed that the Company shall assign to Holdings, and Holdings shall assume, (i) the Stock Purchase Agreement, dated November 14, 1995, by and among the Company and certain of the Stockholders (the "Common Stock Purchase Agreement"), (ii) the Subscription Agreement, dated March 29, 1996, among the Company and certain of the Stockholders (the "Common Stock Subscription Agreement"), (iii) the Stock Purchase Agreement, dated December 6, 1996, among the Company and certain of the Stockholders (the "Preferred Stock Purchase Agreement"), (iv) the Stockholders' Agreement, dated as of December 6, 1996, among the Company and the Stockholders (the "Stockholders' Agreement") and (v) the Amended and Restated Registration Rights Agreement, dated as of December 6, 1996, among the Company and the Stockholders (the "Registration Rights Agreement").

          WHEREAS, the shares of Company Series A Preferred are redeemable on December 4, 2001 and the Stockholders have agreed that the Holdings Series A Preferred shall have a later redemption date as provided for herein and the terms thereof shall differ from the terms of the Company Series A Preferred as provided for herein; and

          WHEREAS, the Stockholders, the Company and Holdings have agreed to make certain amendments to the terms of the Stockholders' Agreement, the Registration Rights Agreement, the Common Stock Purchase Agreement, the Common Stock Subscription Agreement and the Preferred Stock Purchase Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

          SECTION 1. EXCHANGE OF COMPANY CAPITAL STOCK FOR HOLDINGS CAPITAL STOCK. (a) On and as of the "Effective Date" (as defined below), Holdings shall (i) issue to each of the Stockholders the number of shares of Holdings Class A Common set forth opposite the name of such Stockholder in Schedule II annexed hereto under the column labeled "Holdings Class A Common" and (ii) issue to each of the Stockholders the number of shares of Holdings Series A Preferred set forth opposite the name of such Stockholder in Schedule II annexed hereto under the column labeled "Holdings Series A Preferred".

          (b) In exchange for the issuance of the Holdings Class A Common and Holdings Series A Preferred provided for in paragraph (a) above, and in full payment therefor as aforesaid, each Stockholder shall, on the Effective Date,
(i) assign, transfer and deliver to Holdings all of such Stockholder's right, title and interest in and to the capital stock of the Company held by such Stockholder as specified in said Schedule I and (ii) in that connection, deliver to Holdings each certificate representing such capital stock, together with a stock power duly executed in blank.

          (c) The "Effective Date" shall be the earlier of (i) the date of the issuance and sale by Holdings of certain Units consisting of Senior Notes due 2007 (the "Senior Notes") and Warrants to purchase shares of Holdings Class A Common, as described in the Preliminary Offering Memorandum of the Company and Holdings dated July 16, 1997 and (ii) the date of the execution and delivery by the Company of a definitive credit agreement as contemplated by the bank financing proposal letter dated July 11, 1997 from Banque Paribas and Fleet National Bank to the Company (the "Credit Agreement"); PROVIDED, that on or prior to such date (x) the Certificate of Amendment of the Certificate of Incorporation of Holdings substantially in the form of Exhibit A hereto shall have been filed with the Secretary of State of the State of Delaware, and (y) each of the current Directors of the Company shall have been appointed to the Board of Directors of Holdings.

          SECTION 2. CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF HOLDINGS; BOARD OF DIRECTORS OF HOLDINGS; CAPITAL STOCK OF THE COMPANY. (a) Prior to the Effective Date,

Holdings shall file a Certificate of Amendment of the Certificate of Incorporation substantially in the form of Exhibit A hereto pursuant to
Section 141 of the Delaware General Corporation Law.

          (b) Holdings covenants to each Stockholder that, on or prior to the Effective Date, each of the current Directors of the Company shall be appointed to the Board of Directors of Holdings. Holdings will enter into Indemnification Agreements with each of its Directors substantially similar to the Indemnification Agreements between the Company and each of its Directors.

          (c) Each of the Stockholders hereby waives any default of the Board of Directors of the Company under paragraph (c) of Section 5.1 of the Stockholders' Agreement. Said paragraph (c) is hereby amended to replace the phrase "June 30, 1997" with the phrase "as soon as practicable, but in no event later than 90 days following completion of the exchange offer for the notes described in the Preliminary Offering Memorandum dated July 16, 1997 of the Company".

          (d) From and after the Effective Date, and upon consummation of the transactions contemplated hereunder, Holdings will be the sole stockholder of the Company and as of the Effective Date (A) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is or will be authorized or outstanding, and (B) there will be no commitment of the Company to issue any shares, warrants, options or other such rights to any person, other than the commitment of the Company to issue shares of Common Stock pursuant to the terms of the Teletrac, Inc. Stock Option Plan, dated November 14, 1995, and the Teletrac, Inc. and its Subsidiaries 1996 Stock Option and Restricted Stock Purchase Plan, and certain option agreements issued thereunder, which shall be assumed by Holdings on or after the Effective Date pursuant to the terms thereof.

          SECTION 3. REPRESENTATIONS AND WARRANTIES OF HOLDINGS. Holdings represents and warrants to each of the Stockholders as follows:

          (a) Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to do business and is in good standing in each other jurisdiction in which it owns or leases any real property, except where the failure so to be licensed or qualified would not, in the aggregate, materially adversely affect it. Holdings has the corporate power and authority to own and hold its properties and to carry on its business as currently conducted and to execute, deliver and perform this Agreement and the transactions contemplated hereby.

          (b) The execution, delivery and performance by Holdings of this Agreement has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of Holdings or any provision of any indenture, agreement or other instrument by which Holdings is bound or affected.

          (c) The Holdings Class A Common and Holdings Series A Preferred to be issued in accordance with the terms hereof have been duly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued and outstanding, fully paid and nonassessable shares of Holdings Class A Common and Holdings Series A Preferred. The shares of Holdings Class A Common issuable upon conversion of the Holdings Series A Preferred, when so issued, will be duly authorized, validly issued and outstanding, fully paid and nonassessable shares of Holdings Class A Common. The issuance, sale and delivery of the Holdings Class A Common and Holdings Series A Preferred hereunder is not subject to any preemptive rights of stockholders of Holdings or to any right of first refusal or other similar right in favor of any person which has not been waived in its entirety.

          (d) As of the date hereof, the authorized capital stock of Holdings consists of 100 shares of Common Stock of which no shares have issued. Except as contemplated or permitted by this Agreement, the Credit Agreement or in connection with the issuance of the Senior Notes, (A) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of Holdings is authorized or outstanding, (B) there is no commitment of Holdings to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets and
     (C) Holdings has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.


          SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each Stockholder represents and warrants to the Company, Holdings and each of the other Stockholders as follows:

          (a) Such Stockholder has the corporate, partnership or individual (as the case may be) power and authority to enter into and perform this Agreement; this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the legal, valid, and binding obligation of such Stockholder, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity.

          (b) Such Stockholder is the record and beneficial owner of, and has good and valid title to, the number of shares of Company Class A Common and Company Series A Preferred listed opposite such Stockholder's name on
Schedule I hereto, free and clear of all liens, charges, encumbrances, pledges, conditions, restrictions, voting trust arrangements, rights and claims of every kind (other than such as may have arisen by reason of actions of the Company and restrictions on transfer under securities laws and the Stockholders' Agreement) and such shares constitute all of the issued and outstanding shares of capital stock of the Company owned by such Stockholder.
 Such Stockholder has full right, power and authority to sell, exchange, assign, transfer and convey to the Company such shares. The delivery to the Company of such shares pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of any lien, charge, encumbrance, pledge, condition, restriction, voting trust arrangement, or adverse claim or right.

          (c) Such Stockholder is acquiring the shares of Holdings Class A Common and/or Holdings Series A Preferred (and the shares of Holdings Class A Common or Class B Common Stock, par value $.01 per share, of the Company issuable upon conversion thereof) for its own account, for investment, and not with a present view to any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Such Stockholder was not formed or organized for the purpose of acquiring the shares.

          (d) Such Stockholder is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and is sufficiently knowledgeable and experienced in the making of venture capital investments so as to be able to evaluate the risks and merits of its investment in Holdings, and is able to bear the economic risk of loss of its investment in Holdings.

          (e) Such Stockholder has had adequate opportunity to discuss the business, management, and financial affairs of Holdings with the representatives of Holdings.

          (f) Such Stockholder understands that because the Holdings Class A Common, Holdings Class B Common and Holdings Series A Preferred have not been registered under the Securities Act, it cannot dispose of any or all of such shares unless such securities are subsequently registered under the Securities Act or exemptions from such registration are available. Such Stockholder understands that each certificate representing such shares will bear the following legend or one substantially similar thereto:

          The securities represented by this
          certificate have not been registered under the Securities Act of 1933 (the "Act").
          These securities have been acquired for
          investment and not with a view to
          distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such securities under the Act or the availability of an exemption from such registration requirements.

          (g) Such Stockholder understands and agrees that the legend set forth in Section 7.3 of the Stockholders' Agreement shall be typed on each certificate representing shares of Holdings Class A Common, Holdings Class B Common or Holdings Series A Preferred held at any time by such Stockholder or such Stockholder's Permitted Transferees; PROVIDED, that the reference therein to the Stockholders' Agreement shall be amended to refer to the Stockholders' Agreement as amended and assigned hereby.

          SECTION 5. ASSIGNMENT, ASSUMPTION AND CONSENT. (a) As of the Effective Date, the Company does hereby transfer, assign and deliver to Holdings all right, title and interest of the Company in and to the Common Stock Purchase Agreement, the Common Stock Subscription Agreement, the Preferred Stock Purchase Agreement, the Stockholders' Agreement, and the Registration Rights Agreement (collectively, the "Agreements") and Holdings does hereby assume all of the Company's obligations thereunder. References to Teletrac, Inc. in each of the Agreements shall be amended to be references to Teletrac Holdings, Inc., as appropriate, and references to the Company in each Agreement shall be deemed to be references to Teletrac Holdings, Inc., as appropriate, other than references to Teletrac, Inc. or the Company in
Article II of the Preferred Stock Purchase Agreement, the Common Stock Purchase Agreement and the Common Stock Subscription Agreement.

          (b) As of the Effective Date, Holdings hereby assumes and agrees to pay, perform and discharge when and as due all liabilities and obligations of the Company arising under the Agreements on and after the Effective Date.

          (c) Each of the Stockholders does hereby consent to the assignment by the Company of all of its right, title and interest in and to the Agreements, and the delegation of its duties under such Agreements, to Holdings. Each Stockholder acknowledges and agrees that, notwithstanding anything in the Agreements to the contrary, the Company shall have no liability or obligation whatsoever thereunder with respect to any period from and after the Effective Date, and that Holdings shall be solely responsible for the same. Notwithstanding the foregoing, it is understood that the Stockholders do not waive hereunder any claims they may have against the Company arising prior to the Effective Date, subject in any event to Section 8 hereof.

          SECTION 6. AMENDMENT OF AGREEMENTS. (a) The parties hereto hereby agree that on the Effective Date the Preferred Stock Purchase Agreement shall be amended as follows:

          (i) Section 4.12 shall be amended and restated in its entirety as follows:

          "4.12 DISTRIBUTIONS ON, AND REDEMPTION OF, CAPITAL STOCK. Except as otherwise expressly provided in this Agreement or in the Charter, the Company will not declare or pay any dividends or make any distributions of cash, property or securities of the Company with respect to any shares of its Common Stock or any other class of its capital stock, or directly or indirectly purchase, redeem, defease, retire or otherwise acquire or retire for value any shares of Common Stock or of any other class of capital stock of the Company or any of the Company's outstanding options, warrants or convertible or exchangeable securities, except for repurchases of shares of Common Stock at cost by the Company under employee stock plans and programs approved by the Board of Directors; PROVIDED, HOWEVER, that this restriction shall not apply to the repurchase of shares of the Common Stock pursuant to stock repurchase agreements under which the Company has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment and involuntary transfers, by operation of law, provided that the repurchase price paid by the Company does not exceed the lesser of (i) the purchase price paid to the Company for such shares and (ii) the fair market value of such shares at the time of such repurchase (as determined by the Board of Directors in its sole discretion). Any redemption repurchase or other acquisition by the Company of any shares of its capital stock shall be made in compliance with all laws, including, but not limited to, federal and state securities laws."

          (ii) Section 4.13 (a)(ii) shall be amended and restated in its entirety as follows:

               "(ii) Create, incur, assume, become liable for, or permit to exist any indebtedness for borrowed money, capital leases, or other similar commitments or obligations which, for any one such borrowing or series of related borrowings, is in excess of $250,000 other than (A) the incurrence of up to $30 million of senior debt under a credit agreement between Teletrac, Inc. and Banque Paribas and Fleet National Bank, as agents, on terms substantially similar to those contemplated by the financing proposal letter dated July 11, 1997 from Banque Paribas and Fleet National Bank to Teletrac, Inc. (the "Credit Facility"), (B) the issuance of up to $115 million principal amount of senior notes under an indenture on terms substantially similar to those described in the Preliminary Offering Memorandum of the Company dated July 16, 1997 (the "Indenture"), (C) the incurrence of any additional debt expressly permitted under the terms of the Credit Facility or the Indenture as in effect on the date of execution and delivery thereof, and (D) any indebtedness relating to the refinancing of any indebtedness permitted under clause
          (A), (B), or (C), provided that such refinancing indebtedness (1) shall not have an original principal amount exceeding the sum of the aggregate principal amount of indebtedness refinanced thereby, plus accrued interest and any applicable premiums, penalties, fees and costs payable in respect of the indebtedness refinanced thereby, plus out-of-pocket expenses payable as a result of such refinancing, and (2) having a maturity later than February 1, 2008 shall not by its terms expressly restrict payments due to the holders of the Series A Preferred Stock in connection with redemption of such shares at the option of such holders on or after February 1, 2008 (any such refinancing indebtedness being hereinafter called "Refinancing Indebtedness");

          (iii) Section 4.13 (a)(iii) shall be amended and restated in its entirety as follows:

               "(iii) Grant or permit to exist any material liens, security interests or encumbrances on any of the Company's assets or properties, except in connection with any indebtedness permitted by Section
          4.13(a)(ii) above (including, without limitation, under any Refinancing Indebtedness);"

          (iii) Section 4.13 (a)(iv) shall be amended and restated in its entirety as follows:

               "(iv) Enter into any agreement with any party which by its terms restricts the payments due the holders of the Preferred Shares as set forth in the Charter, except pursuant to the terms of any indebtedness permitted by Section 4.13(a)(ii) above (including, without limitation, under any Refinancing Indebtedness); or"

          (iv) Section 4.13 (b) shall be amended and restated in its entirety as follows:

               "(b) The Company will not, without the vote or affirmative written consent of holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Preferred Stock, authorize or permit the voluntary bankruptcy, reorganization, liquidation or winding up of the Company."

          (b) The parties hereto hereby agree that on the Effective Date the Stockholders' Agreement shall be amended as follows:

          (i)  Clause (vii) of the definition of "Excluded
     Offerings" in paragraph one of Article IV shall be amended and restated in its entirety as follows:

               "(vii) warrants issued to any institutional lender or the purchaser of any senior notes in connection with any debt financing permitted under the Purchase Agreement."

          (ii) Article VI, paragraph (f) shall be amended and restated in its entirety as follows:

               "(f)  Authorize or permit the voluntary
          reorganization, liquidation or winding up of the Company, without the vote or affirmative written consent of both the holders of a majority of the issued and outstanding shares of Common Stock and the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Preferred Stock;"

          (c) Notwithstanding the foregoing, the parties agree that none of the amendments to the Preferred Stock Purchase Agreement or the Stockholders' Agreement effected hereby shall be effective after February 1, 2008, and that after February 1, 2008 each of such agreements shall become effective in the form in effect immediately prior to the Effective Date; PROVIDED HOWEVER that all indebtedness permitted hereunder and incurred by Holdings (or any subsidiary) prior to February 1, 2008, and each other transaction permitted hereunder and commenced by Holdings (or any subsidiary) prior to February 1, 2008, shall continue to be permitted under each such agreement after February 1, 2008.

          SECTION 7. CONSENT AND WAIVER. Each of the Stockholders hereby consents to the granting of registration rights to the holders of the Senior Notes with respect to such Senior Notes and to the holders of the associated Warrants with respect to the Holdings Class A Common issuable upon the exercise of such Warrants, on terms and conditions approved by the Board of Directors of Holdings, and waives the requirements of Article 13 of the Registration Rights Agreement with respect to registration rights relating to the Senior Notes and the Warrants described in the Preliminary Offering Memorandum.

          SECTION 8. AGREEMENT TO SUBORDINATE. Each of the Stockholders, the Company and Holdings agree that the payment of any amount due or owing under this Agreement or the Agreements and any other right or claim (at law or in equity) of any Stockholder, or any assignee or transferee thereof, in its capacity as a Stockholder under this Agreement or the Agreements is, and shall be, fully subordinated to the prior payment in full (in cash) of all indebtedness of the Company or of Holdings arising out of or relating to the Senior Notes or the Credit Agreement and all related principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding, whether or not such interest accrues after the filing of such petition for purposes of federal bankruptcy laws or is an allowed claim in such proceeding), fees, expenses or other similar obligations. Upon any payment or distribution of assets or securities of Holdings or the Company of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or liquidation or reorganization of Holdings or the Company, whether voluntary or involuntary or in bankruptcy, insolvency or receivership or other proceedings, the holders of the Senior Notes, or the applicable trustee on behalf of such holders, and the lenders under the Credit Agreement shall first be paid in full in cash the amount of principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding, whether or not such interest accrues after the filing of such petition for purposes of federal bankruptcy laws or is an allowed claim in such proceeding), fees, expenses or other similar obligations in respect of such Senior Notes or the Credit Agreement before any Stockholder shall be entitled to receive any payment by the Company in its capacity as a Stockholder under this Agreement or the Agreements, and any amounts received by any Stockholder, or any assignee or transferee thereof, in its capacity as a Stockholder under this Agreement or the Agreements shall be held in trust for the benefit of, and paid over to, the holders of the Senior Notes, or the applicable trustee therefor, and the lenders under the Credit Agreement.

          SECTION 9. INDEMNIFICATION; EXPENSES OF THE STOCKHOLDERS. (a) Holdings agrees to indemnify and hold harmless each Stockholder, and each of its respective officers, directors, partners, members, stockholders, employees and agents, from and against all claims, losses, damages and liabilities arising out of or resulting from any breach of any representation, warranty or covenant of Holdings or the Company contained in this Agreement.

          (b) Each Stockholder agrees to indemnify and hold harmless Holdings, the Company and each other Stockholder, and each of the respective officers, directors, partners, members, stockholders, employees and agents of such parties, from and against all claims, losses, damages and liabilities arising out of or resulting from any breach of any representation, warranty or covenant of such Stockholder contained in this Agreement.

          (c) Promptly following the Effective Date, Holdings shall pay the reasonable and documented expenses of the Stockholders incurred in connection with this Agreement.

          SECTION 10. MISCELLANEOUS. (a) All covenants, agreements, representations and warranties made by any party herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the shares of capital stock of Holdings pursuant hereto.

          (b) All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and (i) delivered personally, (ii) mailed by certified or registered mail, return receipt requested and postage prepaid,
(iii) sent via a nationally recognized overnight courier or (iv) sent via facsimile confirmed in writing to the recipient, in the case of each Stockholder, to the address listed on Schedule I hereto, and in the case of the Company and Holdings, as follows:

               Teletrac, Inc.
               2323 Grand Street
               Suite 1100
               Kansas City, MO
               Attention:  Steven D. Scheiwe, Esq.
               Facsimile:  (816) 474-3475

          (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) This Agreement, together with the other agreements referred to herein, constitutes the entire Agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing by Holdings and the holders of (i) a majority of the outstanding shares of Company Class A Common and a majority of the outstanding shares of Company Series A Preferred, if prior to the Effective Date, and (ii) a majority of the outstanding shares of Holdings Class A Common and a majority of the outstanding shares of Holdings Series A Preferred, if on or after the Effective Date; PROVIDED, HOWEVER, that any such amendment or modification of any provision of this Agreement that otherwise would adversely affect any Stockholder's legal rights under this Agreement in a manner that would materi-ally and disproportionately discriminate against such Stockholder relative to the other Stockholders shall also require the written approval of such adversely affected Stockholder.

          (E) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

          IN WITNESS WHEREOF, the Company and the Stockholders have executed this Agreement as of the day and year first above written.


                              TELETRAC HOLDINGS, INC.



                              By__________________________________
                                 Name:
                                Title:


                              TELETRAC, INC.



                              By__________________________________
                                 Name:
                                Title:


               STOCKHOLDERS:

                              TORONTO DOMINION
                                CAPITAL (U.S.A.), INC.



                              By__________________________________
                                 Name:
                                 Title:


                              KINGDON ASSOCIATES, L.P.

                              By:  Kingdon Capital Management
                                   Corp., its general partner



                              By:__________________________________
                                 Name:
                                 Title:

                              KINGDON PARTNERS, L.P.

                              By:  Kingdon Capital Management
                                   Corp., its general partner



                              By:__________________________________
                                 Name:
                                 Title:


                              M. KINGDON OFFSHORE NV

                              By:  Kingdon Capital Management
                                   Corp., its investment advisor



                                   By:__________________________________
                                      Name:
                                      Title:


                              ALTA SUBORDINATED DEBT
                                PARTNERS III, L.P.

                              By:  Alta Subordinated Debt
                                   Management III, L.P.



                                   By:__________________________________
                                      General Partner


                              ALTA V LIMITED PARTNERSHIP

                              By:  Alta V Management Partners,
                                   L.P.



                                   By:__________________________________
                                      General Partner


                              CUSTOMS HOUSE PARTNERS



                                   By:__________________________________
                                      General Partner

                              ALTA COMMUNICATIONS VI, L.P.

                              By:  Alta Communications VI, L.P.



                               By:__________________________________
                                  General Partner


                              ALTA COMM S by S, LLC



                              By:__________________________________
                                 Member


                              EOS PARTNERS SBIC, L.P.

                              By:  EOS SBIC General, L.P.



                               By:__________________________________
                                    Name:
                                    Title:


                              ASSOCIATED RT, INC.



                              By:__________________________________
                                 Name:
                                 Title:


                              BANCBOSTON VENTURES INC.



                              By:__________________________________
                                 Name:
                                 Title:

                              NORTHWOOD VENTURES



                              By:__________________________________
                                 Name:
                                 Title:


                              CHESTNUT HILL WIRELESS, INC.



                              By:__________________________________
                                 Name:
                                 Title:


                              WESTBURY CAPITAL PARTNERS

                              By:  Westbury MGP, L.P.,
                                   its general partner

                                   By:  J.G. Fogg Co.



                                   By:__________________________________
                                      Name:
                                      Title:


                              BOSTON CAPITAL VENTURES



                              By:__________________________________
                                 Name:
                                 Title:


                              HIGH POINT KELLER LIMITED
                                PARTNERSHIP

                              By:  High Point Management, Inc.,
                                   its general partner



                                   By:__________________________________
                                      Name:
                                      Title:

                              __________________________________
                              R. B. Keller



                              __________________________________
                              Richard B. Keller II



                              __________________________________
                              James A. Queen


                              __________________________________
                              Steven D. Scheiwe


                              __________________________________
                              Lawrence P. Jennings


                              __________________________________
                              Mrs. T.N. Markbreiter


                              __________________________________
                              Simon Brenner


                              K&E PARTNERS II



                              By:________________________________
                                 Partner


                              REBOUL, MACMURRAY, HEWITT,
                                MAYNARD & KRISTOL



                              By:_________________________________
                                 Partner

                            SCHEDULE I

                                                  Company      Company
Stockholder                                       Class A      Series A
NAME AND ADDRESS                                  COMMON       PREFERRED

Toronto Dominion Capital (U.S.A.), Inc.           50,000       5,772.01
Toronto Dominion Capital
31 West 52nd Street, 20th Floor
New York, NY 10019
Attn:  Brian A. Rich

Kingdon Associates, L.P.                           7,500        5,898.99
Kingdon Capital Management Corporation
52 West 57th Street
New York, NY 10019
Attn:  Michael Markbreiter

Kingdon Partners, L.P.                            12,500         935.06
Kingdon Capital Management Corporation
52 West 57th Street
New York, NY 10019
Attn:  Michael Markbreiter

M. Kingdon Offshore NV                            30,000       22,025.97
Kingdon Capital Management Corporation
52 West 57th Street
New York, NY 10019
Attn:  Michael Markbreiter

Alta Subordinated Debt Partners III, L.P.         18,525        8,554.11
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Alta V. Limited Partnership                       31,145       14,381.53
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Customs House Partners                               330           152.38
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Alta Communications VI, L.P.                           0        22,574.16
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Alta Comm S by S, LLC                                  0          513.85
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Eos Partners SBIC, L.P.                           29,000         5,772.01
320 Park Avenue, 22nd Floor
New York, NY 10022
Attn:  Marc Michel

Associated RT, Inc.                               50,000           5,772.01
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004
Attn:  David J. Berkman

BancBoston Ventures, Inc.                              0         34,632.03
100 Federal Street
Boston, MA 02110
Attn:  Lars Swanson

Northwood Ventures                                     0          5,772.01
45 Underhill Boulevard, Suite 205
Syosset, NY 11791-3419
Attn:  Henry T. Wilson

Chestnut Hill Wireless, Inc.                           0          40,404.04
1300 Boylston Street
Chestnut Hill, MA 02167
Attn:  Michael A. Greeley

Westbury Capital Partners                              0          5,772.01
400 Post Avenue
Westbury, NY 11590
Attn:  Jeffrey Freed

Boston Capital Ventures                                0          5,772.01
Old City Hall
Boston, MA 02108-3204
Attn:  Suresh Shanmugham

High Point Keller Limited Partnership                  0          5,194.81
888 S.W. Fifth Avenue, Suite 1220
Portland, OR 97204
Attn:  Richard B. Keller, Jr.

R.B. Keller                                            0            288.60
888 S.W. Fifth Avenue, Suite 1220
Portland, OR 97204

Richard B. Keller II                                   0             288.60
888 S.W. Fifth Avenue, Suite 1220
Portland, OR 97204

James A. Queen                                    11,500             0.00
c/o Teletrac, Inc.
8900 State Line Road, Suite 500
Leawood, KS 66206

Steven D. Scheiwe                                  2,000            0.00
c/o Teletrac, Inc.
8900 State Line Road, Suite 500
Leawood, KS 66206

Lawrence P. Jennings                               1,500            0.00
c/o Teletrac, Inc.
8900 State Line Road, Suite 500
Leawood, KS 66206

Mrs. T.N. Markbreiter                              2,708.34         0.00
16 Marigold Road
Yau Yat Chuen
Kowloon
Hong Kong

Simon Brenner                                        916.66         0.00
95 Kenney Avenue
Rockville Centre, NY 11570

K&E Partners II                                      916.66         0.00
c/o Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601

Reboul, MacMurray, Hewitt,                           458.34         0.00
  Maynard & Kristol
45 Rockefeller Plaza
New York, NY 10111
Attn:  Robert A. Schwed, Esq.

                           SCHEDULE II

                                                  Holdings     Holdings
                                                  Class A      Series A
STOCKHOLDER NAME                                  COMMON       PREFERRED

Toronto Dominion Capital (U.S.A.), Inc.           50,000        5,772.01
Toronto Dominion Capital
31 West 52nd Street, 20th Floor
New York, NY 10019
Attn:  Brian A. Rich

Kingdon Associates, L.P.                           7,500         5,898.99
Kingdon Capital Management Corporation
52 West 57th Street
New York, NY 10019
Attn:  Michael Markbreiter

Kingdon Partners, L.P.                            12,500           935.06
Kingdon Capital Management Corporation
52 West 57th Street
New York, NY 10019
Attn:  Michael Markbreiter

M. Kingdon Offshore NV                            30,000          22,025.97
Kingdon Capital Management Corporation
52 West 57th Street
New York, NY 10019
Attn:  Michael Markbreiter

Alta Subordinated Debt Partners III, L.P.         18,525           8,554.11
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Alta V. Limited Partnership                       31,145          14,381.53
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Customs House Partners                               330           152.38
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Alta Communications VI, L.P.                           0         22,574.16
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Alta Comm S by S, LLC                                  0             513.85
Burr, Egan, Deleage & Co.
One Embarcadero Center, Suite 4050
San Francisco, CA 94111
Attn:  Robert F. Benbow

Eos Partners SBIC, L.P.                           29,000            5,772.01
320 Park Avenue, 22nd Floor
New York, NY 10022
Attn:  Marc Michel

Associated RT, Inc.                               50,000             5,772.01
3 Bala Plaza East, Suite 502
Bala Cynwyd, PA 19004
Attn:  David J. Berkman

BancBoston Ventures, Inc.                              0           34,632.03
100 Federal Street
Boston, MA 02110
Attn:  Lars Swanson

Northwood Ventures                                     0            5,772.01
45 Underhill Boulevard, Suite 205
Syosset, NY 11791-3419
Attn:  Henry T. Wilson

Chestnut Hill Wireless, Inc.                           0              40,404.04
1300 Boylston Street
Chestnut Hill, MA 02167
Attn:  Michael A. Greeley

Westbury Capital Partners                              0               5,772.01
400 Post Avenue
Westbury, NY 11590
Attn:  Jeffrey Freed

Boston Capital Ventures                                0              5,772.01
Old City Hall
Boston, MA 02108-3204
Attn:  Suresh Shanmugham

High Point Keller Limited Partnership                  0              5,194.81
888 S.W. Fifth Avenue, Suite 1220
Portland, OR 97204
Attn:  Richard B. Keller, Jr.

R.B. Keller                                            0                288.60
888 S.W. Fifth Avenue, Suite 1220
Portland, OR 97204

Richard B. Keller II                                   0                 288.60
888 S.W. Fifth Avenue, Suite 1220
Portland, OR 97204

James A. Queen                                    11,500            0.00
c/o Teletrac, Inc.
8900 State Line Road, Suite 500
Leawood, KS 66206

Steven D. Scheiwe                                  2,000            0.00
c/o Teletrac, Inc.
8900 State Line Road, Suite 500
Leawood, KS 66206

Lawrence P. Jennings                               1,500            0.00
c/o Teletrac, Inc.
8900 State Line Road, Suite 500
Leawood, KS 66206

Mrs. T.N. Markbreiter                              2,708.34         0.00
16 Marigold Road
Yau Yat Chuen
Kowloon
Hong Kong

Simon Brenner                                        916.66         0.00
95 Kenney Avenue
Rockville Centre, NY 11570

K&E Partners II                                      916.66         0.00
c/o Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601

Reboul, MacMurray, Hewitt,                           458.34         0.00
  Maynard & Kristol
45 Rockefeller Plaza
New York, NY 10111
Attn:  Robert A. Schwed, Esq.